 FOR IMMEDIATE RELEASE

SunPower Contacts

Investors
Bob Okunski
408-240-5447
Bob.Okunski@sunpowercorp.com

Media
Helen Kendrick
408-240-5585
Helen.Kendrick@sunpowercorp.com

SunPower Reports Record Fourth-Quarter and
Fiscal Year 2008 Results

•	Generated fourth quarter 2008 revenue of $401 million, up 79% year-on-year
•	Recorded fiscal year 2008 revenue of $1.43 billion, up 85% year-on-year
•	Achieved fourth quarter 2008 GAAP net income per share of $0.35, $0.70 non-GAAP
•	Announced two multi-year agreements with European integrators totaling 230 megawatts
•	Added more than 350 residential and small-commercial dealers worldwide in 2008
•	Appointed Dennis Arriola as the company’s new chief financial officer
•	Maintained strong liquidity with over $436 million in cash and investments
•	Expects fiscal year 2009 revenue of $1.6 billion to $2.0 billion

SAN JOSE, Calif., January 29, 2009 – SunPower Corporation (NASDAQ: SPWRA, SPWRB) today announced record financial results for its 2008 fourth quarter and fiscal year, which ended Dec. 28, 2008.  Revenue for the 2008 fourth quarter was $401 million and compares to $378 million in the third-quarter of 2008 and $224 million in the fourth-quarter of last year.  The Components and Systems segments accounted for 56% and 44% of fourth-quarter revenue, respectively.

“Our fourth-quarter performance reflects the continued strength of our vertically integrated business model, broad channel reach and geographic diversification,” said Tom Werner, SunPower’s CEO.  “Our flexible model enables us to rapidly deploy our solutions across multiple geographies, especially in our worldwide dealer network where we continue to see strong demand both in the United States and Europe.  Our Systems business also executed well in the fourth quarter as we commissioned dozens of large scale solar projects globally.”

On a GAAP basis for the 2008 fourth quarter, SunPower reported gross margin of 27.9%, total operating income of $55 million and net income per diluted share of $0.35.

On a non-GAAP basis, adjusted to exclude non-cash charges for amortization of intangible assets of $4.2 million and stock-based compensation of $18.2 million, SunPower reported total gross margin of 29.9%, operating income of $77.5 million and net income per diluted share of $0.70.  This compares with prior-quarter non-GAAP gross margin of 29.2%, total operating income of $73 million and $0.58 net income per diluted share.  For the 2008 fourth quarter, Components segment gross margin was 35.6% and Systems segment gross margin was 22.7%.  The company’s GAAP and Non-GAAP fourth-quarter results include a $6.3 million, or $0.07 net income per diluted share, foreign currency gain related to its Korean joint venture.

“Long-term solar market fundamentals remain in place and we are encouraged by the commitment to renewable energy by President Obama and Congressional leadership,” continued Werner.  “Given these factors, we are well positioned to take advantage of growing global demand for solar this year and in the future, despite uncertainty in today’s economic and credit environment.”

2009 Guidance
The company expects the following fiscal year 2009 non-GAAP results:  total revenue of $1.6 billion to $2.0 billion, net income per diluted share of $2.20 to $2.801 and production capacity of more than 450 megawatts.

“The long-term solar industry fundamentals remain very positive and the company’s 2009 sales pipeline is made up of identifiable customers and projects,” said Dennis Arriola, SunPower’s chief financial officer.  “Given the continuing weak credit environment, our ability to meet the high-end of the revenue and earnings-per-share ranges will be dependent on improved access to the project financing markets.  We expect our first-half of 2009 performance to be materially affected by seasonal factors and the continuing impact of the credit crisis.”

This press release contains both GAAP and non-GAAP financial information.  Non-GAAP figures are reconciled to the closest GAAP equivalent figures on the final page of this press release.  Please note that the company has posted supplemental information related to its fourth-quarter 2008 performance on the Events and Presentations section of the Investor Relations page located on the SunPower website at www.sunpowercorp.com.

About SunPower
SunPower Corporation (Nasdaq: SPWRA, SPWRB) designs, manufactures and delivers high-performance solar-electric systems worldwide for residential, commercial and utility-scale power plant customers.  SunPower high-efficiency solar cells and solar panels generate up to 50 percent more power than conventional solar technologies and have a uniquely attractive, all-black appearance. With headquarters in San Jose, Calif., SunPower has offices in North America, Europe, Australia, and Asia. For more information, visit www.sunpowercorp.com.

1 For the full year 2009, we expect the following total company GAAP results: Revenue of $1.6 billion to $2.0 billion and net income per diluted share of $1.40 to $1.90.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as “expects,” “continue,” “growing,” “will,” to identify forward-looking statements in this press release, including forward-looking statements regarding:  (a) GAAP and non-GAAP fiscal year 2009 total revenue and net income per diluted share; (b) strong demand in the US and Europe; (c) growing global demand for solar this year and in the future, despite uncertainty in today’s economic and credit environment; (d) 2009 annual production capacity of more than 450 megawatts; and (e) first-half of 2009 performance being materially affected by seasonal factors and the continuing impact of the credit crisis.  Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as:  (i) the company’s ability to obtain and maintain an adequate supply of raw materials and components, as well as the price it pays for such; (ii) general business and economic conditions, including seasonality of the industry; (iii) growth trends in the solar power industry; (iv) the continuation of governmental and related economic incentives promoting the use of solar power; (v) the improved availability of third-party financing arrangements for the company’s customers; (vi) construction difficulties or potential delays, including permitting and transmission access and upgrades; (vii) the company’s ability to ramp new production lines and realize expected manufacturing efficiencies; (viii) manufacturing difficulties that could arise; (ix) the success of the company’s ongoing research and development efforts to compete with other companies and competing technologies; and (x) other risks described in the company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2008, and other filings with the Securities and Exchange Commission.  These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Segment Reporting Information

For fourth-quarter and fiscal year 2008 reporting purposes, the Systems segment generally represents products and services sold directly to the system owner.  Additionally, both SunPower and third-party solar panels sold through the Systems segment channels are recorded as Systems segment revenue. The Components segment primarily represents products sold to installers and resellers.

Non-GAAP Measures

To supplement the consolidated financial results prepared under GAAP, SunPower uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude items related to stock-based compensation, amortization of intangible assets, impairment of acquisition-related intangibles, impairment of long-lived assets, fair value adjustments to deferred revenue, purchased in-process research and development expenses, write-off of unamortized debt issuance costs, and their related tax effects.  Management does not consider these charges in evaluating the core operational activities of SunPower.  Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate SunPower’s current performance.  Most analysts covering SunPower use the non-GAAP measures as well.  Given management’s use of these non-GAAP measures, SunPower believes these measures are important to investors in understanding SunPower’s current and future operating results as seen through the eyes of management.  In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in SunPower’s core business across different time periods.  These non-GAAP measures are not in accordance with or an alternative for GAAP financial data and may be different from non-GAAP measures used by other companies.

Fiscal Periods

SunPower operates on a fiscal calendar comprised of four thirteen-week quarters that end at midnight Pacific Time on the Sunday nearest the calendar quarter-end.

#           #           #

SunPower is a registered trademark of SunPower Corp. All other trademarks are the property of their respective owners.

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec. 28,	Dec. 30,
	2008	2007

ASSETS

Cash and cash equivalents	$219,774	$285,214
Restricted cash	175,277	67,887
Investments	40,756	134,503
Accounts receivable, net	194,222	138,250
Costs and estimated earnings in excess of billings	30,326	39,136
Inventories	251,388	148,820
Prepaid expenses and other assets	170,328	65,084
Advances to suppliers	162,610	161,220
Property, plant and equipment, net	612,687	377,994
Goodwill and other intangible assets, net	236,210	235,630

Total assets	$2,093,578	$1,653,738

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable	$280,684	$119,869
Accrued and other liabilities	191,114	105,476
Long-term debt	54,598	—
Convertible debt	423,608	425,000
Billings in excess of costs and estimated earnings	11,806	69,900
Customer advances	110,394	69,403

Total liabilities	1,072,204	789,648

Stockholders' equity	1,021,374	864,090

Total liabilities and stockholders' equity	$2,093,578	$1,653,738

SUNPOWER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	Dec. 28,	Sept. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2008	2008	2007	2008	2007

Revenue
Systems	$177,858	$193,330	$123,912	$820,632	$464,178
Components	223,109	184,170	100,431	614,287	310,612
	400,967	377,500	224,343	1,434,919	774,790

Cost of systems revenue	142,489	158,730	97,416	653,569	386,511
Cost of components revenue	146,768	113,149	79,745	417,669	240,475
	289,257	271,879	177,161	1,071,238	626,986

Gross margin	111,710	105,621	47,182	363,681	147,804

Operating expenses:
Research and development	5,970	6,049	3,904	21,474	13,563
Selling, general and administrative	50,599	46,075	32,068	173,740	108,256
Purchased in-process research and development	—	—	—	—	9,575
Impairment of acquisition-related intangibles	—	—	—	—	14,068

Total operating expenses	56,569	52,124	35,972	195,214	145,462

Operating income	55,141	53,497	11,210	168,467	2,342

Interest and other income (expense), net	(16,165)	(4,452)	(3,761)	(20,883)	1,218

Income before income taxes and equity in earnings of unconsolidated investees	38,976	49,045	7,449	147,584	3,560

Income tax provision (benefit)	19,499	29,797	2,509	69,368	(5,920)

Income before equity in earnings of unconsolidated investees	19,477	19,248	4,940	78,216	9,480

Equity in earnings of unconsolidated investees, net of taxes	10,072	2,131	(64)	14,077	(278)

Net income	$29,549	$21,379	$4,876	$92,293	$9,202

Net income per share:
- Basic	$0.35	$0.27	$0.06	$1.15	$0.12
- Diluted	$0.35	$0.25	$0.06	$1.09	$0.11

Shares used in calculation of net income per share:
- Basic	83,244	80,465	78,164	80,522	75,413
- Diluted	85,599	84,488	85,588	84,446	81,227

(In thousands, except per share data)
	THREE MONTHS ENDED			TWELVE MONTHS ENDED		THREE MONTHS ENDED			TWELVE MONTHS ENDED
	Dec. 28,	Sep. 28,	Dec. 30,	Dec. 28,	Sept. 30,	Dec. 28,	Sep. 28,	Dec. 30,	Dec. 28,	Sept. 30,
	2008	2008	2007	2008	2007	2008	2008	2007	2008	2007
	(Presented on a GAAP Basis)					(Presented on a non-GAAP Basis)
Gross margin	$111,710	$105,621	$47,182	$363,681	$147,804	$119,811	$110,157	$56,731	$396,769	$186,198
Operating income	$55,141	$53,497	$11,210	$168,467	$2,342	$77,545	$73,323	$32,357	$257,652	$106,879
Net income per share:
-Basic	$0.35	$0.27	$0.06	$1.15	$0.12	$0.72	$0.61	$0.43	$2.39	$1.37
-Diluted	$0.35	$0.25	$0.06	$1.09	$0.11	$0.70	$0.58	$0.39	$2.28	$1.27

  About SunPower’s Non-GAAP Financial Measures

To supplement its consolidated financial results presented in accordance with GAAP, SunPower uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude non-cash items related to stock-based compensation expenses, amortization of intangibles, impairment of acquisition-related intangibles, impairment of long-lived assets, fair value adjustments to deferred revenue, purchased in-process research and development expenses, write-off of unamortized debt issuance costs, and their related tax effects.  The non-GAAP adjustments included herein are primarily the result of our acquisition of SunPower Corporation, Systems or SP Systems (formerly known as PowerLight Corporation) on January 10, 2007. The specific non-GAAP measures listed below are gross margin, operating income and net income per share. Management believes that each of these non-GAAP measures (gross margin, operating income and net income per share) are useful to investors by enabling them to better assess changes in each of these key elements of SunPower's results of operations across different reporting periods on a consistent basis, independent of these non-cash items. Thus, each of these non-GAAP financial measures provides investors with another method for assessing SunPower's operating results in a manner that is focused on its ongoing core operating performance, absent the effects of purchase accounting, stock-based compensation charges, impairment of long-lived assets and write-off of unamortized debt issuance costs. Management also uses these non-GAAP measures internally to assess the business and financial performance of current and historical results, for strategic decision making, forecasting future results and evaluating the company's current performance. Many of the analysts covering SunPower also use these non-GAAP measures in their analyses. These non-GAAP measures are not in accordance with or an alternative for GAAP financial data, the non-GAAP results should be reviewed together with the GAAP results and are not intended to serve as a substitute for results under GAAP, and may be different from non-GAAP measures used by other companies.

o  Non-GAAP gross margin. The use of this non-GAAP financial measure allows management to evaluate the gross margin of the company's core businesses and trends across different reporting periods on a consistent basis, independent of non-cash items including stock-based compensation expenses, amortization of intangibles, impairment of long-lived assets and fair value adjustments to deferred revenue. In addition, it is an important component of management's internal performance measurement process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents this non-GAAP financial measure to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of SunPower’s core businesses.

o  Non-GAAP operating income. The use of this non-GAAP financial measure allows management to evaluate the operating results of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of non-cash items including stock-based compensation expenses, impairment of long-lived assets,  amortization of intangibles, impairment of acquisition-related intangibles, and all other purchase accounting charges. In addition, it is an important component of management's internal performance measurement process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents this non-GAAP financial measure to enable investors and analysts to understand the results of operations of the Company’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

o  Non-GAAP net income per share. Management presents this non-GAAP financial measure to enable investors and analysts to assess the Company's operating results and trends across different reporting periods on a consistent basis, independent of non-cash items including stock-based compensation expenses, impairment of long-lived assets, write-off of unamortized debt issuance costs, amortization of intangibles, impairment of acquisition-related intangibles, all other purchase accounting charges and the tax effects of these non-GAAP adjustments. In addition, investors and analysts can compare the Company's operating results on a more consistent basis against that of other companies in our industry.

 Non-Cash Items

o  Stock-based compensation. Stock-based compensation relates primarily to SunPower stock awards such as stock options and restricted stock. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are difficult to predict. As a result of this unpredictability, management excludes this item from its internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure the company’s core performance against the performance of other companies without the variability created by stock-based compensation.

o  Impairment of long-lived assets. SunPower incurred an impairment of long-lived assets in the first quarter of fiscal 2008, which relates to the discontinuation of our imaging detector product line. SunPower excluded this item because the expense is not reflective of its ongoing operating results in the period incurred. Excluding this data provides investors with a basis to compare the company’s performance against the performance of other companies without non-cash expenses such as impairment of long-lived assets.

o  Write-off of unamortized debt issuance costs. The market price trigger condition was met for our senior convertible debentures in late December 2007, giving holders of the convertible debt the right to convert the convertible debt in the first quarter of fiscal 2008.  As a result, SunPower accelerated the amortization of deferred debt issuance costs. Excluding this non-cash charge provides investors with a basis to compare SunPower’s period-over-period operating results because the charge is not reflective of SunPower’s historical results or its expected future expenses after such costs were fully amortized on January 2, 2008.

o  Amortization of intangibles. SunPower incurs amortization of intangibles as a result of Cypress acquiring the company in November 2004, in which Cypress’ cost of purchased technology, patents, trademarks and a distribution agreement is reflected in our financial statements. In addition, SunPower incurs amortization of intangibles as a result of our acquisitions, which includes purchased technology such as existing technology, patents, brand names and trademarks. SunPower excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from prior acquisitions and have no direct correlation to the operation of SunPower’s core businesses.

o  Impairment of acquisition-related intangibles. SunPower incurred an impairment of acquisition-related intangibles in June 2007, which relates to the net book value of the PowerLight tradename being written off in its entirety as a result of the change in branding strategy. SunPower excluded this item because the expense is not reflective of its core operating performance after completion of its acquisition of SP Systems. Excluding this data provides investors with a basis to compare the company’s performance against the performance of other companies without non-cash expenses such as impairment of acquisition-related intangibles.

o  Purchase accounting charges. Purchase accounting charges as a result of prior acquisitions include: (1) amortization of intangibles, which includes purchased technology related to acquisitions such as existing technology, patents, brand names and trademarks; (2) fair value adjustments to deferred revenue, which is an acquisition-related adjustment that results in certain revenues never being recognized under GAAP by either the acquiring company or the company being acquired and (3) purchased in-process research and development expenses, which relates to projects in process as of the acquisition date that have not reached technological feasibility and are immediately expensed. These acquisition-related charges are not factored into management’s evaluation of potential acquisitions or its performance after completion of acquisitions, because they are not related to our core operating performance, and the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding this data provides investors with a basis to compare SunPower’s performance against the performance of other companies without the variability caused by purchase accounting.

o  Tax effect. This amount is used to present each of the amounts described above on an after-tax basis with the presentation of non-GAAP net income per share.

For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of GAAP results of operations measures to non-GAAP measures" set forth at the end of this release and which should be read together with the preceding financial statements prepared in accordance with GAAP.

SUNPOWER CORPORATION
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(In thousands, except per share data)

STATEMENT OF OPERATIONS DATA:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	Dec. 28,	Sept. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2008	2008	2007	2008	2007

GAAP gross margin	$111,710	$105,621	$47,182	$363,681	$147,804
Fair value adjustment to deferred revenue	—	—	—	—	1,142
Amortization of intangible assets	2,930	2,947	6,185	11,995	24,852
Stock-based compensation expense	5,171	4,875	3,364	18,890	12,400
Impairment of long-lived assets	—	(3,286)	—	2,203	—
Non-GAAP gross margin	$119,811	$110,157	$56,731	$396,769	$186,198

GAAP operating income	$55,141	$53,497	$11,210	$168,467	$2,342
Fair value adjustment to deferred revenue	—	—	—	—	1,142
Amortization of intangible assets	4,210	4,201	7,132	16,762	28,540
Stock-based compensation expense	18,194	18,911	14,015	70,220	51,212
Purchased in-process research and development	—	—	—	—	9,575
Impairment of acquisition-related intangibles	—	—	—	—	14,068
Impairment of long-lived assets	—	(3,286)	—	2,203	—
Non-GAAP operating income	$77,545	$73,323	$32,357	$257,652	$106,879

NET INCOME PER SHARE:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	Dec. 28,	Sept. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2008	2008	2007	2008	2007

Basic:
GAAP net income per share	$0.35	$0.27	$0.06	$1.15	$0.12
Reconciling items:
Stock-based compensation expense	0.22	0.24	0.18	0.87	0.67
Impairment of long-lived assets	—	(0.04)	—	0.03	—
Purchase accounting:
Fair value adjustment to deferred revenue	—	—	—	—	0.02
Amortization of intangible assets	0.05	0.05	0.09	0.21	0.38
Purchased in-process research and development	—	—	—	—	0.13
Impairment of acquisition-related intangibles	—	—	—	—	0.19
Write-off of unamortized debt issuance costs	—	—	0.11	0.01	0.11
Tax effect	0.10	0.09	(0.01)	0.12	(0.25)

Non-GAAP net income per share	$0.72	$0.61	$0.43	$2.39	$1.37

Diluted:
GAAP net income per share	$0.35	$0.25	$0.06	$1.09	$0.11
Reconciling items:
Stock-based compensation expenses	0.21	0.23	0.16	0.83	0.64
Impairment of long-lived assets	—	(0.04)	—	0.03	—
Purchase accounting:
Fair value adjustment to deferred revenue	—	—	—	—	0.01
Amortization of intangible assets	0.05	0.05	0.08	0.20	0.35
Purchased in-process research and development	—	—	—	—	0.12
Impairment of acquisition-related intangibles	—	—	—	—	0.17
Write-off of unamortized debt issuance costs	—	—	0.10	0.01	0.10
Tax effect	0.09	0.09	(0.01)	0.12	(0.23)

Non-GAAP net income per share	$0.70	$0.58	$0.39	$2.28	$1.27

Shares used in calculation of GAAP net income per share:
- Basic	83,244	80,465	78,164	80,522	75,413
- Diluted	85,599	84,488	85,588	84,446	81,227

Shares used in calculation of non-GAAP net income per share:
-Basic	83,244	80,465	78,164	80,522	75,413
-Diluted	85,599	84,488	85,588	84,446	81,227

The following supplemental data represents the individual charges and credits that are excluded from SunPower’s non-GAAP financial measures for each period presented in the Condensed Consolidated Statements of Operations contained herein.

	SUPPLEMENTAL DATA
	(In thousands)

	THREE MONTHS ENDED

	December 28, 2008
	Gross Margin		Research and development	Selling, general and administrative	Other Acquisition Related Charges	Interest and other income, net	Income tax provision (benefit)
	Systems	Components
Amortization of intangible assets	$1,841	$1,089	$-	$1,280	$-	$-	$-
Stock-based compensation expense	3,084	2,087	1,218	11,805	-	-	-
Tax effect	-	-	-	-	-	-	8,089
	$4,925	$3,176	$1,218	$13,085	$-	$-	$8,089

	September 28, 2008
	Gross Margin		Research and development	Selling, general and administrative	Other Acquisition Related Charges	Interest and other income, net	Income tax provision (benefit)
	Systems	Components
Amortization of intangible assets	$1,841	$1,106	$-	$1,254	$-	$-	$-
Stock-based compensation expense	2,911	1,964	987	13,049	-	-	-
Impairment of long-lived assets	(1,343)	(1,943)	-	-	-	-	-
Tax effect	-	-	-	-	-	-	7,604
	$3,409	$1,127	$987	$14,303	$-	$-	$7,604

	December 30, 2007
	Gross Margin		Research and development	Selling, general and administrative	Other Acquisition Related Charges	Interest and other income, net	Income tax provision (benefit)
	Systems	Components
Amortization of intangible assets	$4,788	$1,397	$-	$947	$-	$-	$-
Stock-based compensation expense	1,952	1,412	564	10,087	-	-	-
Write-off of unamortized debt issuance costs	-	-	-	-	-	8,260	-
Tax effect	-	-	-	-	-	-	(993)
	$6,740	$2,809	$564	$11,034	$-	$8,260	$(993)

	TWELVE MONTHS ENDED

	December 28, 2008
	Gross Margin		Research and development	Selling, general and administrative	Other Acquisition Related Charges	Interest and other income, net	Income tax provision (benefit)
	Systems	Components
Amortization of intangible assets	$7,691	$4,305	$-	$4,766	$-	$-	$-
Stock-based compensation expense	10,745	8,144	3,988	47,343	-	-	-
Impairment of long-lived assets	-	2,203	-	-	-	-	-
Write-off of unamortized debt issuance costs	-	-	-	-	-	972	-
Tax effect	-	-	-	-	-	-	10,092
	$18,436	$14,652	$3,988	$52,109	$-	$972	$10,092

	December 30, 2007
	Gross Margin		Research and development	Selling, general and administrative	Other Acquisition Related Charges	Interest and other income, net	Income tax provision (benefit)
	Systems	Components
Fair value adjustment to deferred revenue	$1,142	$-	$-	$-	$-	$-	$-
Amortization of intangible assets	20,085	4,767	-	3,688	-	-	-
Stock-based compensation expense	8,187	4,213	1,817	36,995	-	-	-
Purchased in-process research and development	-	-	-	-	9,575	-	-
Impairment of acquisition-related intangibles	-	-	-	-	14,068	-	-
Write-off of unamortized debt issuance costs	-	-	-	-	-	8,260	-
Tax effect	-	-	-	-	-	-	(18,754)
	$29,414	$8,980	$1,817	$40,683	$23,643	$8,260	$(18,754)